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                                                                  EXHIBIT 10.32

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

      This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of this 3rd day of April 1998 by and among The Delicious Frookie Company, Inc., a Delaware corporation ("Delicious"), and Larry Polhill, an individual and resident of the State of California ("Polhill"), and American Pacific Financial Corporation, a California corporation ("APFC") (Polhill and APFC are collectively referred to herein as the "Assignees").

      WHEREAS, Delicious has executed and delivered to Salerno Foods, L.L.C., a Delaware limited liability company ("Salerno"), a certain Promissory Note in the original principal amount of $1,500,000 (the "Purchase Note"), a copy of which is attached hereto as Exhibit A;

      WHEREAS, the Purchase Note was made by Delicious pursuant to that certain Asset Purchase Agreement dated as of April 3, 1998 between Delicious and Salerno (the "Purchase Agreement"); and

      WHEREAS, Delicious has secured its obligations under the Purchase Note pursuant to a certain Security Agreement dated as of April 3, 1998 made by Delicious in favor of Salerno (the "Security Agreement") and that certain Trademark Security Agreement dated as of April 3, 1998 made by Delicious in favor of Salerno (the "Trademark Security Agreement").

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption of Purchase Note. Delicious does hereby sell, assign, transfer and set over to Polhill and APFC the Purchase Note and each of Polhill and APFC hereby jointly and severally assumes and hereby agrees to pay, defend, discharge all of the obligations of Delicious under the Purchase Note, including, without limitation, the timely repayment of principal and interest evidenced thereby. Notwithstanding such assignment and assumption, Delicious does hereby unconditionally guarantee for the benefit of Salerno the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the principal, interest, and other obligations evidenced by the Purchase Note. Delicious hereby agrees that the foregoing guaranty is an absolute guaranty of payment and is not a guaranty of collection. Each of Delicious, Polhill, and APFC hereby waives all rights of setoff and counterclaims which may arise under this Agreement, the Purchase Agreement, the Purchase Note, or otherwise and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance

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of the Purchase Note, and all other demands whatsoever, and covenants that its respective obligations under this Agreement and the Purchase Note will not be discharged except by complete payment of the Purchase Note in full in cash.

      2. Reaffirmation of Security Agreement. Notwithstanding the execution and delivery of this Agreement and the assignment and assumption of the Purchase Note pursuant to the terms hereof, Delicious hereby (i) reaffirms all of its obligations under, and grant of security interest to Salerno pursuant to the Security Agreement and the Trademark Security Agreement, and (ii) acknowledges and agrees that each of the Security Agreement and the Trademark Security Agreement remains in full force and effect (including without limitation, with respect to the obligations under the Purchase Note) and that each of the Security Agreement and the Trademark Security Agreement is hereby ratified and confirmed.

      3. Joint and Several Obligations. The obligations of each of the Assignees hereunder shall be joint and several.

      4. Counterparts. This Agreement may be executed in one or more counterparts.

      5. Governing Law. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

      6. Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE COURT OR FEDERAL COURT SITTING IN CHICAGO, ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES HERETO WAIVE IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                     [Signature Page Immediately Follows]


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            IN WITNESS  WHEREOF,  each of the  parties  hereto  has caused  this
Assignment and Assumption Agreement to be executed and delivered as of the date first written above.


                              /s/ Larry Polhill
                              ------------------------------
                                  LARRY POLHILL


                              AMERICAN PACIFIC FINANCIAL CORPORATION


                              By: /s/ Robert D. Long
                                  --------------------------
                                  Robert D. Long,
                                  President


                              THE DELICIOUS FROOKIE COMPANY, INC.


                              By: /s/ Michael Kirby
                                  --------------------------
                              Title: President

ACKNOWLEDGMENT AND CONSENT

      Notwithstanding the provisions of the Purchase Note prohibiting the assignment and assumption thereof, the undersigned does hereby consent to the assignment and assumption of the Purchase Note by the Assignees pursuant to the terms hereof.


      SALERNO FOODS, L.L.C.


      By: /s/ Robert D. Long
          --------------------------
            Manager


            [Signature Page to Assignment and Assumption Agreement]


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                           SPECIAL POWER OF ATTORNEY

      I, LARRY R. POLHILL, appoint ROBERT D. LONG, my attorney in fact to act on my behalf as authorized signatory in connection with the acquisition by THE DELICIOUS FROOKIE COMPANY, INC., a Delaware corporation of assets of SALERNO FOODS, L.L.C., a Delaware limited liability company ("SALERNO"), and the secured loan by REPUBLIC ACCEPTANCE CORPORATION, a Minnesota corporation, to AMERICAN PACIFIC FINANCIAL CORP., a California corporation ("APFC"), to execute, acknowledge, swear to, file and/or record any and all documents which are in connection with the acquisition of the assets of SALERNO located at 2070 Maple Street, Des Plaines, Illinois, or the loan executed in my name, in my personal capacity, or in my capacity as President of APFC, pursuant to the terms and conditions as set forth in the purchase and loan documents evidencing the transaction. Such instruments or documents shall include by way of illustration and without limitation any document which effects as sale, conveyance, or hypothecation of assets of SALERNO, or any interest therein, escrow instructions or supplements thereto, and all loan documents, deeds, leasehold deeds of trust, bills of sale, UCC-1 financing statements, escrow closing statements or other documents required, desirable or proper to bind SALERNO, APFC or the undersigned. This special power of attorney will remain in full force and effect for a period of six (6) months from the date indicated below, unless revoked by subsequent written instrument.

Dated:      March 20, 1998                 /s/ LARRY R. POLHILL
       -----------------------------       ---------------------------
                                           LARRY R. POLHILL


                                 ACKNOWLEDGMENT

State of California           )
                              )     ss.
County of San Bernardino      )

      On this 20th day of March, in the year 1998, before me, Marilyn R. Donegan personally appeared Larry R. Polhill, personally known to me (or provided to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it. However, any acknowledgment taken outside this state in accordance with the laws of the place where the acknowledgment is made, shall be insufficient in this state.

      IN WITNESS WHEREOF I have hereunto set my hand and official seal.



                            /s/ MARILYN R. DONEGAN
                              -----------------------------
                              Notary Public

                              My Commission expires: April 20, 2000


[Seal]

Marilyn R. Donegan
Comm. #1093886
NOTARY PUBLIC - CALIFORNIA
SAN BERNARDINO COUNTY
Comm. Exp. April 10, 2000